UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 20, 2014
Date of Report (Date of earliest event reported)

TITAN IRON ORE CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52917	98-0546715
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

125 E. Campbell Ave., Campbell, California 95008
(Address of principal executive offices) (Zip Code)

(855) 473-7473
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement and Convertible Note with LG Capital Funding, and Convertible Note with GEL Properties

On February 17, 2014, Titan Iron Ore Corp. (the “Company”) entered into a securities purchase agreement (the “LG SPA”) with LG Capital Funding LLC (“LG”), pursuant to which the Company will sell a one-year, 8% Convertible Redeemable Note to LG ( the “LG Note”) with an effective date of February 17, 2014. LG has funded $21,000 at closing on February 20, 2014. The parties have agreed in writing to change the effective date of the LG SPA and LG Note to February 20, 2014. The term of the LG Note is one year (the “LG Maturity Date”), upon which the outstanding principal amount for each funding is payable. Amounts funded plus interest under the LG Notes are convertible into common stock at any time after the requisite rule 144 holding period, at the holder’s option, at a conversion price equal to 50% of the average of the two (2) lowest closing prices in the ten (10) trading days previous to the conversion. In the event the Company prepays the note in full, the Company is required to pay off all principal, interest and any other amounts owing multiplied by (i) 130% if prepaid during the period commencing on the Issue Date through 90 days thereafter, and (ii) 140% if prepaid 91 days following the closing through 180 days following the Issue Date. There is no redemption after the 180th day following the date of this note. In the event of default, the amount of principal and interest not paid when due bear default interest at the rate of 24% per annum and the note becomes immediately due and payable. The Company paid LG $1,000 for its legal fees and expenses, and will pay a 3rd party broker a $2,000 commission.

In connection with the LG transaction, on February 20, 2014, 2014, the Company issued an 8% Convertible Redeemable Promissory Note dated February 17, 2014 (the “LG Replacement Note”) to LG,  in the face amount of $50,000, with a term of one year (the “LG Replacement Note Maturity Date”). Interest accrues daily on the outstanding principal amount of the Note at a rate per annual equal to 8% on the basis of a 365-day year. The LG Replacement Note was issued in exchange for the surrender by LG to the Company of $50,000 of the face value of a Convertible Promissory Note dated April 2, 2013, granted by the Company in favor of the GCA Strategic Investment Fund, Limited  (the “GCA Note”). By virtue of a Debt Purchase Agreement dated February 17, 2014, LG purchased $50,000 of the GCA Note on February 20, 2014, and the parties agreed to exchange this amount of the GCA Note for the LG Replacement Note. Provided certain conditions are met, the LG Replacement Note and accrued interest is convertible into common stock at any time after the issuance date, at LG’s option, at a conversion price equal to a 50% discount to the average of the two lowest closing bid prices for the ten trading days prior to conversion. The Company has no right to prepay the LG Replacement Note in full or in part. On the occurrence of certain events, at the request of the holder, the Note is payable at 150% of face amount plus accrued and unpaid interest. In the event of default, the amount of principal and interest not paid when due bear interest at the rate of 24% per annum and the Note becomes immediately due and payable.

On February 17, 2014, Titan Iron Ore Corp. (the “Company”) entered into a securities purchase agreement (the “GEL SPA”) with GEL Properties LLC (“GEL”), pursuant to which the Company will sell a one-year, 8% Convertible Redeemable Note to GEL ( the “GEL Note”) with an effective date of February 17, 2014. GEL has funded $21,000 at closing on February 20, 2014. The parties have agreed in writing to change the effective date of the LG SPA and LG Note to February 20, 2014.  The term of the GEL Note is one year (the “GEL Maturity Date”), upon which the outstanding principal amount for each funding is payable. Amounts funded plus interest under the GEL Notes are convertible into common stock at any time after the requisite rule 144 holding period, at the holder’s option, at a conversion price equal to 50% of the average of the two (2) lowest closing prices in the ten (10) trading days previous to the conversion. In the event the Company prepays the note in full, the Company is required to pay off all principal, interest and any other amounts owing multiplied by (i) 130% if prepaid during the period commencing on the Issue Date through 90 days thereafter, and (ii) 140% if prepaid 91 days following the closing through 180 days following the Issue Date. There is no redemption after the 180th day following the date of this note. In the event of default, the amount of principal and interest not paid when due bear default interest at the rate of 24% per annum and the note becomes immediately due and payable. The Company paid GEL $1,000 for its legal fees and expenses, and will pay a 3rd party broker a $2,000 commission.

In connection with the GEL transaction, on February 20, 2014, 2014, the Company issued an 8% Convertible Redeemable Promissory Note dated February 17, 2014 (the “GEL Replacement Note”) to GEL,  in the face amount of $50,000, with a term of one year (the “GEL Replacement Note Maturity Date”). Interest accrues daily on the outstanding principal amount of the Note at a rate per annual equal to 8% on the basis of a 365-day year. The GEL Replacement Note was issued in exchange for the surrender by GEL to the Company of $50,000 of the face value of a Convertible Promissory Note dated April 2, 2013, granted by the Company in favor of the GCA Strategic Investment Fund, Limited (the “GCA Note”). By virtue of a Debt Purchase Agreement dated February 17, 2014, GEL purchased $50,000 of the GCA Note on February 20, 2014, and the parties agreed to exchange this amount of the GCA Note for the GEL Replacement Note. Provided certain conditions are met, the GEL Replacement Note and accrued interest is convertible into common stock at any time after the issuance date, at GEL’s option, at a conversion price equal to a 50% discount to the average of the two lowest closing bid prices for the ten trading days prior to conversion. The Company has no right to prepay the GEL Replacement Note in full or in part. On the occurrence of certain events, at the request of the holder, the Note is payable at 150% of face amount plus accrued and unpaid interest. In the event of default, the amount of principal and interest not paid when due bear interest at the rate of 24% per annum and the Note becomes immediately due and payable

The Company issued the Notes described herein and intend to issue shares of common stock described herein in reliance upon the exemptions from registration afforded by Section 4(2) of the Securities Act of 1933 and Rule 506 promulgated under the Securities Act of 1933.

Contemporaneous with these financings, a total of $100,000 of the previous Convertible Promissory Note issued to the GCA Strategic Investment Fund, Limited was retired, leaving a principal balance of $89,054 as of February 20, 2014. The Company continues to pursue financing avenues to convert aged debt into convertible notes.
The agreements described above are in substantially similar form as prior financing agreements the Company has on file with the SEC.

Item 3.02 Unregistered Sales of Equity Securities.

See the disclosure under Item 1.01 of this current report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN IRON ORE CORP.

Date: February 25, 2014	By:	/s/ Robert Rositano
Name: Robert Rositano
Title: CEO